Exhibit 10.2

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Agreement is made as of [_____], 2017 by and between Capitol Investment Corp. IV (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, No. 333-219146 (“Registration Statement”), for its initial public offering of securities (“IPO”) has been declared effective as of the date hereof (“Effective Date”) by the Securities and Exchange Commission (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement); and

WHEREAS, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC (collectively, the “Representatives”) are acting as the representatives of the underwriters in the IPO pursuant to an underwriting agreement between the Company and the underwriters (“Underwriting Agreement”); and

WHEREAS, simultaneously with the IPO, the Company’s sponsors and officers and directors will be purchasing an aggregate of 5,833,333 warrants (“Private Placement Warrants”) from the Company for an aggregate purchase price of $8,750,000 (and additional amounts of Private Placement Warrants from the Company if the underwriters exercise their over-allotment option, up to 6,533,333 Private Placement Warrants for an aggregate purchase price of $9,800,000 if the underwriters’ over-allotment option is exercised in full); and

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as the same may be amended from time to time (the “Charter”), $350,000,000 of the gross proceeds of the IPO and sale of the Private Placement Warrants ($402,500,000 if the underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), issued in the IPO as hereinafter provided (the amount to be delivered to the Trustee will be referred to herein as the “Property”; the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”); and

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $12,250,000, or $14,087,500 if the underwriters’ over-allotment option is exercised in full (or the amount specified in a notice pursuant to Section 3(f) hereof) is attributable to deferred underwriting discounts and commissions that may become payable by the Company to the underwriters upon the consummation of an initial business combination (as described in the Registration Statement, a “Business Combination”) (the “Deferred Discount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

IT IS AGREED:

1.       Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)       Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in a segregated trust account (“Trust Account”) established by the Trustee at J.P. Morgan Chase Bank N.A. and at a brokerage institution selected by the Trustee that is satisfactory to the Company;

(b)       Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)       In a timely manner, upon the written instruction of the Company, to invest and reinvest the Property in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (the “Investment Company Act”) having a maturity of 180 days or less, and/or in any open ended investment company registered under the Investment Company Act that holds itself out as a money market fund selected by the Company meeting the conditions of paragraph (d) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder;

(d)       Collect and receive, when due, all principal, interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)       Notify the Company and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f)       Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of its tax returns;

(g)       Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)       Render to the Company monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

(i)       Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B hereto, signed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer and affirmed by counsel for the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee within the time period set forth in the Company’s Charter (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the shareholders of record on the Last Date. The provisions of this Section 1(i) may not be modified, amended or deleted under any circumstances.

(j)       Distribute upon receipt of an Amendment Notification Letter (defined below), to Public Shareholders who exercised their conversion rights in connection with an Amendment (defined below) an amount equal to the pro rata share of the Property relating to the Ordinary Shares for which such Public Shareholders have exercised conversion rights in connection with such Amendment.

2.       Limited Distributions of Income from Trust Account.

(a)       Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, the Trustee shall distribute to the Company the amount of interest income earned on the Property and requested by the Company to cover any income or other tax obligation owed by the Company;

(b)       Upon written request from the Company following the Last Date, which may be given in a form substantially similar to that attached hereto as Exhibit D, the Trustee shall distribute to the Company the amount of interest income earned on the Property and requested by the Company to cover expenses related to the Company’s working capital requirements; provided, however, that the aggregate amount of all such distributions in any year shall not exceed $750,000 and the Company will not be allowed to withdraw interest income earned on the trust account unless there are sufficient funds available to pay the Company’s tax obligations on such interest income or otherwise then due at that time; and

(c)       The limited distributions referred to in Sections 2(a) and 2(b) above shall be made only from income collected on the Property. Except as provided in Sections 2(a) and 2(b) above, no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

(d)       In all cases, the Company shall provide the Representatives with a copy of any Termination Letters and/or any other correspondence that it issues to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after such issuance.

3.       Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)       Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board of Directors, Chief Executive Officer or Chief Financial Officer. In addition, except with respect to its duties under Sections 1(i), 2(a) and 2(b) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith and with reasonable care believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)       Subject to the provisions of Section 5 of this Agreement, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any claim, potential claim, action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c)       Pay the Trustee an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 2(a) and 2(b) as set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees and further agreed that any fees owed to the Trustee shall be deducted by the Trustee from the disbursements made to the Company pursuant to Section 1(i) solely in connection with the consummation of a Business Combination and Section 2(b). The Company shall pay the Trustee the initial acceptance fee and first year’s fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date;

(d)       In connection with any vote of the Company’s shareholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating shareholder votes (which firm may be the Trustee) verifying the vote of the Company’s shareholders regarding such Business Combination;

(e)       In connection with the Trustee acting as Paying/Disbursing Agent pursuant to Exhibit B, the Company will not give the Trustee disbursement instructions which would be prohibited under this Agreement;

(f)        Within five business days after the Representatives, on behalf of the underwriters in the IPO, exercise the over-allotment option (or any unexercised portion thereof) or such over-allotment option expires, provide the Trustee with a notice in writing (with a copy to the Representatives) of the total amount of the Deferred Discount, which shall in no event be less than $12,250,000; and

(g)       In the event the Company is entitled to receive a tax refund on its income tax obligation, and promptly after the amount of such refund is determined on a final basis, provide the Trustee with notice in writing (with a copy to the Representatives) of the amount of such income tax refund.

(h)       If the Company seeks to amend any provisions of its Charter that would affect the substance or timing of the Company’s Public Shareholders’ ability to convert or sell their shares to the Company in connection with a Business Combination (in each case, an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit E providing instructions for the distribution of funds to Public Shareholders who exercise their conversion option in connection with such Amendment.

4.       Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)       Take any action with respect to the Property, other than as directed in Sections 1 and 2 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence, fraud or willful misconduct;

(b)       Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)       Change the investment of any Property, other than in compliance with Section 1(c);

(d)       Refund any depreciation in principal of any Property;

(e)       Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f)       The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g)       Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

(h)       File local, state and/or federal tax returns or information returns with any taxing authority on behalf of the Trust Account and payee statements with the Company documenting the taxes, if any, payable by the Company or the Trust Account, relating to the income earned on the Property.

(i)       Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account).

(j)       Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this agreement and that which is expressly set forth herein.

(k)       Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Section 1(i), 2(a) or 2(b) above.

5.       Trust Account Waiver. The Trustee has no right of set off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 3(b) hereof, the Trustee shall pursue such Claim solely against the Company and not against the Property or any monies in the Trust Account.

6.        Termination. This Agreement shall terminate as follows:

(a)       If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee during which time the Trustee shall act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)       At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Section 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 3(b).

7.       Miscellaneous.

(a)       The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon all information supplied to it by the Company, including account names, account numbers and all other identifying information relating to a beneficiary, beneficiary's bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the wire.

(b)       This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)       This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(i), 1(j), 2(a) and 2(b) hereof (which sections may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his Ordinary Shares in connection with a shareholder vote to amend this Agreement that would affect the substance or timing of the Company’s obligation to redeem 100% of its Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Company’s Charter, this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(d)       The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

(e)       Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer

& Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Steven G. Nelson, Chairman, and Frank A. DiPaolo, CFO

Fax No.: (212) 509-5150

if to the Company, to:

Capitol Investment Corp. IV

509 7th Street, N.W.

Washington, D.C. 20004

Attn: Mark D. Ein

in either case with a copy to:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attn: General Counsel

Fax No.: (212) 816-7912

and:

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Equity Capital Markets – Syndicate Desk

and:

Deutsche Bank Securities Inc.

60 Wall Street, 36th Floor

New York, New York 10005

Attention: General Counsel

Fax No.: (212) 797-4561

and:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179
Attention: Equity Syndicate Desk
Fax No.: (212) 622-8358)

and:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Attn: David Alan Miller, Esq.

Fax No.: (212) 818-8881

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attn: Deanna L. Kirkpatrick, Esq.

Fax No.: (212) 701-5135

(f)       No party to this Agreement may assign its rights or delegate its obligations hereunder without the prior consent of the other person or entity.

(g)       Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.

(h)       Each of the Company and the Trustee hereby acknowledges that the Representatives, on behalf of the several underwriters, are third party beneficiaries of this Agreement (including Section 7(c) and the Trustee’s obligations under this Agreement with respect thereto with the same right and power to enforce these provisions as either of the parties hereto).

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

CAPITOL INVESTMENT CORP. IV

By:
Name:
Title:

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	$[3,000]
Annual fee	First year, initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	$[10,000]
Transaction processing fee for disbursements to Company under Section 2	Deduction by Trustee from accumulated income following disbursement made to Company under Section 2	$[250]

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Steven Nelson and Frank Di Paolo

Re:       Trust Account No. [_____] Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Capitol Investment Corp. IV (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [_____], 2017 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement (“Business Agreement”) with __________________ (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”).

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments on __________ and to transfer the proceeds to the above-referenced account at J.P. Morgan Chase Bank N.A. to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust account awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, (ii) the Company shall deliver to you (a) [an affidavit] [a certificate] of __________________, which verifies the vote of the Company’s shareholders in connection with the Business Combination and (b) written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”) and (iii) the Representatives shall deliver to you written instructions for delivery of the Deferred Discount. You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter, (x) to the Representatives in an amount equal to the Deferred Discount as directed by the Representatives and (y) the remainder in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

CAPITOL INVESTMENT CORP. IV

By:
Name: Mark D. Ein
Title: Chairman and Chief Executive Officer

By:
Name: L. Dyson Dryden
Title: President and Chief Financial Officer

cc:	Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Steven Nelson and Frank Di Paolo

Re:       Trust Account No. [_____] Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Capitol Investment Corp. IV (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [_____], 2017 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated Memorandum and Articles of Association, as described in the Company’s prospectus relating to its initial public offering of securities.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all the Trust Account investments on ______________ and to transfer the total proceeds to the Trust Checking Account at [_____ Bank] to await distribution to the shareholders. The Company has selected ____________ 20 __ as the record date for the purpose of determining the shareholders entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the trust account. You agree to be the Paying Agent of record and in your separate capacity as Paying Agent and to distribute said funds directly to the Company's shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds in the trust account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

CAPITOL INVESTMENT CORP. IV

By:
Name: Mark D. Ein
Title: Chairman and Chief Executive Officer

By:
Name: L. Dyson Dryden
Title: President and Chief Financial Officer

cc:	Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Accounting Department

Cynthia Jordan and Francine West

Re:       Trust Account No. [_____]

Gentlemen:

Pursuant to Section 2(a) of the Investment Management Trust Agreement between Capitol Investment Corp. IV (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [_____], 2017 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds to pay its tax obligations. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

CAPITOL INVESTMENT CORP. IV

By:
Name: Mark D. Ein
Title: Chairman and Chief Executive Officer

By:
Name: L. Dyson Dryden
Title: President and Chief Financial Officer

cc:	Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Accounting Department

Cynthia Jordan and Francine West

Re:       Trust Account No. [_____]

Gentlemen:

Pursuant to Section 2(b) of the Investment Management Trust Agreement between Capitol Investment Corp. IV (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [_____], 2017 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof, which does not exceed, in the aggregate with all such prior disbursements pursuant to Section 2(b), if any, the maximum amount set forth in Section 2(b). The Company needs such funds to pay its expenses relating to investigating and selecting a target business and other working capital requirements. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

CAPITOL INVESTMENT CORP. IV

By:
Name: Mark D. Ein
Title: Chairman and Chief Executive Officer

By:
Name: L. Dyson Dryden
Title: President and Chief Financial Officer

cc:	Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer

& Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: Accounting Department

Cynthia Jordan and Francine West

Re:       Trust Account No. [_____]

Gentlemen:

Reference is made to the Investment Management Trust Agreement between Capitol Investment Corp. IV (“Company”) and Continental Stock Transfer & Trust Company, dated as of __________, 2017 (“Trust Agreement”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Pursuant to Section 1(j) of the Trust Agreement, this is to advise you that the Company has sought an Amendment. Accordingly, in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account on [       ] and to transfer $_____ of the proceeds of the Trust to the checking account at [       ] for distribution to the stockholders that have requested conversion of their shares in connection with such Amendment. The remaining funds shall be reinvested by you as previously instructed.

Very truly yours,

CAPITOL INVESTMENT CORP. IV

By:
Name: Mark D. Ein
Title: Chairman and Chief Executive Officer

By:
Name: L. Dyson Dryden
Title: President and Chief Financial Officer

cc:	Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC